                                                               EXHIBIT 10.31.3

                       THIRD AMENDMENT TO CREDIT AGREEMENT


          THIRD AMENDMENT (the "Amendment") dated as of February 17, 1993, among DR PEPPER/SEVEN-UP CORPORATION (the "Borrower"), DR PEPPER/SEVEN-UP COMPANIES, INC., a Delaware corporation (the "Guarantor"), the Banks party to the Credit Agreement described below, BANKERS TRUST COMPANY, NATIONSBANK OF NORTH CAROLINA, N.A. and THE CHASE MANHATTAN BANK, N.A., as Managing Agents, the Lead Managers and BANKERS TRUST COMPANY, as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :

          WHEREAS, the Borrower, the Guarantor, the Banks, the Managing Agents, the Lead Managers and the Administrative Agent are parties to a Credit Agreement dated as of October 20, 1992 (the "Credit Agreement");

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;


          NOW, THEREFORE, it is agreed:

          1. On and after the Amendment Effective Date, Section 11 of the Credit Agreement shall be amended by deleting the definition of "Consolidated EBITDA" in its entirety and inserting in lieu thereof a new definition to read as follows:

          "'Consolidated EBITDA' for any period shall mean consolidated EBIT, adjusted by adding thereto (i) the amount of all amortization of intangibles and depreciation that were deducted in arriving at consolidated EBIT for such period and (ii) for purposes of Section 9.09 only, (x) dividends accrued with respect to Seven-Up Senior Preferred Stock and
     (y) fees and expenses not in excess of $6,026,000 associated with the proposed equity offering by the Guarantor and the related refinancing of certain outstanding Indebtedness of the Guarantor and its Subsidiaries, to the extent accrued in the three fiscal quarters ended September 30, 1992."

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Credit Parties and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the Borrower, the Guarantor and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office.

          6. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.


          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                        DR PEPPER/SEVEN-UP CORPORATION


                                        By_____________________________________
                                          Title:



                                        DR PEPPER/SEVEN-UP COMPANIES, INC.


                                        By_____________________________________
                                          Title:

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                                        MANAGING AGENTS:


                                        BANKERS TRUST COMPANY,
                                          Individually, as Managing Agent
                                          and as Administrative Agent


                                        By_____________________________________
                                          Title:


                                        NATIONSBANK OF NORTH CAROLINA, N.A.,
                                          Individually and as Managing Agent


                                        By_____________________________________
                                          Title:


                                        THE CHASE MANHATTAN BANK, N.A.,
                                          Individually and as Managing Agent


                                        By_____________________________________
                                          Title:

                                        CO-AGENTS:


                                        BARCLAYS BANK PLC,
                                          Individually and as Co-Agent


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                          Individually and as Co-Agent


                                        By_____________________________________
                                          Title:


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                          Individually and as Co-Agent


                                        By_____________________________________
                                          Title:


                                        LEAD MANAGERS:



                                        VAN KAMPEN MERRITT PRIME RATE
                                        INCOME TRUST


                                        By_____________________________________
                                          Title:


                                        MIDLAND BANK PLC


                                        By_____________________________________
                                          Title:


                                        THE BANK OF NOVA SCOTIA


                                        By_____________________________________
                                          Title:

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                                        OTHER BANKS:



                                        HELLER FINANCIAL, INC.


                                        By_____________________________________
                                          Title:


                                        U S WEST FINANCIAL SERVICES, INC.


                                        By_____________________________________
                                          Title:


                                        BANQUE PARIBAS, Houston Agency


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:


                                        THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION


                                        By_____________________________________
                                          Title:


                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By_____________________________________
                                          Title:


                                        WESTPAC BANKING CORPORATION


                                        By_____________________________________
                                          Title:

                                        CREDIT LYONNAIS New York Branch


                                        By_____________________________________
                                          Title:


                                        PILGRIM PRIME RATE TRUST


                                        By_____________________________________
                                          Title:


                                        NATIONAL WESTMINSTER BANK PLC


                                        By_____________________________________
                                          Title:


                                        NATIONAL WESTMINSTER BANK USA


                                        By_____________________________________
                                          Title:


                                        THE CONNECTICUT NATIONAL BANK


                                        By_____________________________________
                                          Title:


                                        PROTECTIVE LIFE INSURANCE COMPANY


                                        By_____________________________________
                                          Title:


                                        ALLSTATE PRIME INCOME TRUST


                                        By_____________________________________
                                          Title:

                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By_____________________________________
                                          Title:


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH


                                        By_____________________________________
                                          Title:


                                        MERRILL LYNCH PRIME FUND, INC.


                                        By_________________________________
                                          Title:


                                        MERRILL LYNCH PRIME RATE PORTFOLIO
                                        By:  Merrill Lynch Investment
                                               Management, Inc.,
                                               as Investment Adviser


                                        By_____________________________________
                                          Title:


                                        THE BANK OF TOKYO TRUST COMPANY


                                        By_____________________________________
                                          Title:


                                        THE BANK OF IRELAND, GRAND CAYMAN BRANCH


                                        By_____________________________________
                                          Title:

                                        RESTRUCTURED OBLIGATIONS BACKED BY
                                        SENIOR ASSETS B.V.
                                          By its Managing Director
                                          ABN TRUSTCOMPANY (NEDERLAND) B.V.


                                        By_____________________________________
                                          Title:


                                        STICHTING RESTRUCTURED OBLIGATIONS
                                        BACKED BY SENIOR ASSETS 2 (ROSA2)
                                          By its Managing Director
                                          ABN TRUSTCOMPANY (NEDERLAND) B.V.


                                        By_____________________________________
                                          Title:


                                        MC INTERNATIONAL INVESTMENT LIMITED


                                        By_____________________________________
                                          Title:


                                        ABN-AMRO BANK, N.V.



                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:


                                        BANK OF AMERICA NT&SA


                                        By_____________________________________
                                          Title:

                                        BANK OF MONTREAL


                                        By_____________________________________
                                          Title:


                                        BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                        By_____________________________________
                                          Title:


                                        EATON VANCE PRIME RATE RESERVES


                                        By_____________________________________
                                          Title:


                                        PROSPECT STREET SENIOR PORTFOLIO, L.P.

                                        By:  Prospect Street Senior Loan Corp.,
                                             as Managing General Partner


                                        By_____________________________________
                                          Title:


                                        PEARL STREET L.P.


                                        By_____________________________________
                                          Title: